REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 28, 2001, is entered into by and between ALTAIR INTERNATIONAL, INC., an Ontario corporation (the "Company"), and Doral 18, LLC, a Cayman Islands limited liability company (the "Buyer" or "Holder").

                                    RECITALS

         WHEREAS, in connection with the Note Termination and Issuance Agreement dated as of even date herewith (the "Termination Agreement") among the parties hereto and certain affiliates of the Company, the parties thereto have agreed, among other things, that (i) the Company and its subsidiaries shall issue a $2,000,000 Secured Term Note (the "New Note") that shall supersede and replace the existing 10% Asset-backed Exchangeable Term Note in the original principal amount of $7,000,000 dated December 15, 2000, as amended to date (the "Note"),
(ii) the Company shall execute the Warrant Amendment Agreement in the form attached to the Termination Agreement as Exhibit E (the "Warrant Amendment"), which document reprices all of the warrants described on Exhibit A hereto (the "Existing Warrants") to $1.50 per share, (iii) the Company will issue to Buyer an additional warrant to purchase 200,000 common shares of the Company ("Common Shares") at $1.50 per share in the form attached to the Termination Agreement as Exhibit C (the "Fixed Warrant") and (iv) the Company will issue to Buyer a warrant to purchase up to 500,000 Common Shares at $.01 per share (which vests as the market price of the Common Shares increases) in the form attached to the Termination Agreement as Exhibit D (the "Conditional Warrant"); and

         WHEREAS, in connection with the Termination Agreement, the Company and Doral desire for the Company to file a new registration statement registering under the Securities Act of 1933, as amended (the "1933 Act"), the Common Shares issuable upon exercise of the exchange rights that accrue under the Note and the Common Shares issuable upon exercise of the Fixed Warrant, the Conditional Warrant and the Existing Warrants not covered by an existing registration statement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         A. "Investor" means the Buyer, any permitted transferee or assignee thereof to whom Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8.

         B. "Issuance Date" shall mean the date the New Note is issued.

         C. "Person" means a natural person, a partnership, corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental agency or any department, agency or political subdivision thereof.

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         D. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such
Registration   Statement(s)  by  the  United  States   Securities  and  Exchange
Commission (the "SEC").

         E. "Registrable Securities" means the maximum number of Common Shares issuable in connection with the New Note (assuming no interest is redeemed with cash and the applicable exchange rate is $.50 throughout the term of the New
Note) and the maximum number of Common Shares issuable upon exercise of the Fixed Warrant, the Conditional Warrant, the Existing Warrants (to the extent not registered under the Existing Registration Statement), and any shares of capital stock issued or issuable with respect thereto as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

         F. "Registration Statement" means a registration statement of the Company filed under the 1933 Act, including a post-effective amendment to a registration statement.

         G. "Securities" shall mean the Registrable Securities and any Common Shares issuable in connection with the Existing Warrants.

         H. "New Warrants" shall mean the Fixed Warrant, the Conditional Warrant and, to the extent the re-sale of the Common Shares issuable upon the exercise thereof is not registered under the Existing Registration Statement, the Existing Warrants.

2. Rule 424 Prospectus; No New Amendments. On of before January 7, 2001 (the "Supplement Deadline"), the Company shall prepare, deliver to Holder and cause to be filed with the SEC a prospectus supplement pursuant to Rule 424 promulgated under the 1933 Act (the "Prospectus Supplement") replacing the prospectus incorporated by reference into the Existing Registration Statement, which Prospectus Supplement shall reflect the Warrant Amendment and the termination of the Note. In addition, the Company hereby covenants and agrees that, during the period commencing on the date after the Issuance Date and continuing until the date that is 60 days after the Prospectus Supplement is filed, the Company shall not enter into any agreement or take any other action that would require the Company to file a post-effective amendment to the Existing Registration Statement.

3.       New Registration.

         A. Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than thirty (30) days after the Issuance Date (the "Filing Deadline"), file with the SEC a Registration Statement or Registration Statements (as is necessary) covering the resale of all of the Registrable Securities (the "New Registration Statement"). In addition to the Registrable Securities, the Company may, at its discretion, register under the New Registration Statement the re-sale of any Common Shares that are outstanding (or subject to a binding subscription agreement) as of the Issuance Date or issuable upon the exercise of warrants that are outstanding (or subject to a binding subscription agreement) as of the Issuance Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable.

         B. Allocation of Registrable Securities; Registration of Additional Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the New Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor

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sells or otherwise transfers any of such Person's Registrable  Securities,  each transferee shall be allocated a pro rata portion of the then remaining number of
Registrable   Securities  included  in  such  Registration  Statement  for  such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors. In the event the number of shares of Common Stock initially registered with respect to the New
Note is insufficient to cover all of the shares of Common Stock issuable upon exercise of exchange rights that accrue under the New Note, the Company shall (at any time the number of remaining registered shares with respect to the New
Note is less than 50,000) file a new registration statement registering the additional shares and use reasonable efforts to cause such registration statement to become effective as soon as possible.

         C. Legal Counsel. The Buyer shall have the right to select one legal counsel to review any Prospectus Supplement or Registration Statement filed pursuant to Section 2 or 3 ("Legal Counsel"). The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

         D.  Form  S-3.  To  the  extent   permitted  by  applicable   laws  and
regulations, the Company shall register the sale of the Registrable Securities on Form S-3.

         E. Related Obligations. With respect to the New Registration Statement the Company shall have, and with respect to the Existing Registration Statement the Company shall continue to have, the obligation to use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

             (i) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (A) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or
(B) the date on which the Investors shall have sold all the Registrable Securities and (B) none of the Warrants is outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

             (ii)  The  Company  shall  prepare  and  file  with  the  SEC  such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

             (iii) The Company shall permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least two (2) days prior to the date the Company proposes to file such documents with the SEC. The Company shall not submit a request for acceleration of the

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effectiveness of a Registration Statement or any amendment or supplement thereto without at least 24 hours prior notice to the Investor and its Legal Counsel. The Company shall furnish to Legal Counsel, without charge to Investors, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and
(iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

             (iv) The Company shall furnish to each Investor whose Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

             (v) The Company shall (i) register and qualify the Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions as Legal Counsel or any Investor reasonably requests,
(ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.

             (vi) The Company shall promptly notify Legal Counsel of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

             (vii) As promptly as practicable after becoming aware of such event (but in no event later than one business day thereafter), the Company shall notify Legal Counsel and Buyer in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver one (1) copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or Buyer may reasonably request). The Company shall also promptly notify Legal Counsel and Buyer in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and Buyer by facsimile on the same day of such effectiveness and by overnight mail), (B) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (C) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

             (viii) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Securities for sale in any jurisdiction and, if such an order or suspension is

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issued,  to obtain the  withdrawal  of such order or  suspension at the earliest possible moment and to notify Legal Counsel and Buyer who holds Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

             (ix) Prior to the effective date of the New Registration Statement, the Company shall make available for inspection by (A) any Investor, (B) Legal Counsel and (C) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all reasonably pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (y) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (z) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

             (x) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(A) disclosure of such information is necessary to comply with federal or state securities laws, (B) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (C) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (D) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

             (xi) The Company shall cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

             (xii)The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates representing the Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

             (xiii) If requested by an Investor, the Company shall (A) immediately incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Securities, including, without limitation, information with respect to the number of Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Securities; (B) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement, post-effective amendment or Prospectus Supplement; and (C) supplement or make amendments to any Registration Statement if reasonably requested by a Holder of such Securities.

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             (xiv) The Company  shall make  generally  available to its security
Holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

             (xv) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

             (xvi) Within two (2) business days after the Registration Statement which includes the Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Securities (with copies to the Investors whose Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC.

             (xvii) The Company shall maintain the listing of its Common Shares on the Nasdaq National Market, the Nasdaq SmallCap Market or a national securities exchange during the Registration Period.

             (xviii) The Company shall maintain its status as a reporting company required to file reports under Section 13 or Section 15(d) of the 1934 Act during the Registration Period.

4.       Obligations Regarding Registration of Shares.

         A. Provide Information. At least two business days prior to the first anticipated filing date of the Prospectus Supplement, and least five (5) business days prior to the first anticipated filing date of the New Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Securities held by it and the intended method of disposition of the Securities held by it as shall be reasonably required to effect the registration of such Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

         B. Cooperate. Each Investor, by such Investor's acceptance of the Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement or prospectus supplement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Securities from such Registration Statement.

         C. Discontinue Selling. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(G)(vi) or the first sentence of Section 3(G)(vii), such Investor will use its best efforts to immediately discontinue disposition of Securities pursuant to any Registration Statement(s) covering such Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(G)(vi) or the first sentence of Section 3(G)(vii). Notwithstanding anything to the contrary, the Company shall cause its transfer

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agent to  deliver  unlegended  shares  of  Common  Stock to a  transferee  of an
Investor in accordance with the terms of the Note and the Warrants in connection with any sale of Securities with respect to which an Investor has entered into a contract for sale (subject to the Investor's obligation to comply with the prospectus delivery requirements of the 1933 Act in connection with such sale) prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(G)(vi) or the first sentence of
Section 3(G)(vi) and for which the Investor has not yet settled. Expenses of Registration.

5.       Indemnification.

         A. Indemnification by Company. In the event any Securities are included in a Registration Statement under this Agreement:

             (i) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Securities, the directors, officers, partners, employees, agents, representatives of, and each person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (C) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Securities pursuant to the Registration Statement or (D) any material violation of this Agreement (the matters in the foregoing clauses (A) through (D) being, collectively, "Violations").

             (ii) The Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(A)(i) (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company; (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus or any amendment or supplement thereto made available by the Company; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Securities by the Investors in compliance with this Agreement and applicable law.

         B.  Indemnification By Investors.

             (i) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 5(A)(i), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement.

             (ii) Such Investor will reimburse any legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 5(B) and the agreement with respect to contribution contained in Section 6 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5 with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

         C.  Mechanics of Indemnification.

             (i) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 5 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 5, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

             (ii) The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

             (iii) The indemnity agreements contained herein shall be in addition to (A) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (B) any liabilities the indemnifying party may be subject to pursuant to the law.

6. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5 to the fullest extent permitted by law; provided, however, that: (i) no seller of Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Securities pursuant to the Registration Statement.

7. Reports Under the 1934 Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         A. make and keep public information available, as those terms are understood and defined in Rule 144;

         B. timely file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act Investors own Registrable Securities and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         C. furnish to each Investor so long as such Investor owns Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

8. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of the Securities if the Investor agrees in writing with the transferee or assignee to assign such rights and the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned, provided that further disposition of such securities by the transferee or assignee shall be restricted under the 1933 Act and applicable state securities laws, and the transferee or assignee shall be bound by all of the provisions contained herein. Notwithstanding the foregoing, the rights under this Agreement shall not be assignable if the value of Securities to be assigned is less than $1,000,000 at the time of such assignment.

9. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold two-thirds (66-2/3%) of the voting power of the Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Holders of the Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. Prohibitions on Future Registrations. Other than Registration Statements the Company is required to file pursuant to this Agreement, the Company shall not file any Registration Statement registering its Common Shares or any other securities issued or issuable by the Company prior to the date that is 90 days after the Issuance Date. Except as set forth in this Section 10, the Company shall not be prohibited or limited from filing any Registration Statements.

11.      Miscellaneous.

         A. Record Holder. A Person is deemed to be a Holder of Securities whenever such Person owns or is deemed to own of record such Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Securities.

         B. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon actual receipt, when delivered personally; (ii) upon actual receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

ALTAIR INTERNATIONAL, INC.

Dr. William P. Long
1725 Sheridan Ave., Suite 140
Cody, Wyoming 82414
Facsimile: (307) 587-8357

Edward Dickinson
230 South Rock Blvd., Suite 21
Reno, Nevada 89502
Facsimile: (775) 857-1920

With a copy to:

Stoel Rives, LLP
201 South Main Street - Suite 1100
Salt Lake City, Utah 84111
Attn: Brian G. Lloyd
Facsimile: (801) 578-6999

Equity Transfer Services
120 Adelaide Street West, Suite 420
Toronto, Canada M5H 4C3
Attn: Peter Lindeman

If to the Buyer:

Doral 18, LLC
C/O JE Matthew, LLC
600 Central Avenue
Suite 214
Highland Park, Illinois 60035
Telephone:         (847)681-8600
Facsimile:         (847)681-1541
Attention:         David A. White

With a copy to:

David B. Solomon, Esq. and Susan M. Hermann, Esq.
Pedersen & Houpt
161 N. Clark St.  Suite 3100
Chicago, IL 60601
(p) (312) 261-2214 and (312) 261-2120
(f)  (312) 261-1214 and (312) 261-1120


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

         C. Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         D. Governing Law; Jurisdiction; Process. The corporate laws of the Province of Ontario shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting within the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         E. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         F. Jury Trial. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

         G. Entire Agreement. This Agreement, the Termination Agreement and all exhibits to the Termination Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Termination Agreement and all exhibits to the Termination Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         H. Assignment. Subject to the requirements of Section 8, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

         I. Headings.   The headings in this  Agreement are for  convenience  of
reference only and shall not limit or otherwise affect the meaning hereof.

         J. Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. A facsimile copy of this Agreement or any counterpart thereto shall be valid as an original.

         K. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         J. Determinations. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Securities, determined as if all accrued exchange rights under the New Note then outstanding and all of the Warrants issuable, have been exchanged into or exercised for Securities without regard to any limitation on the exercise of exchange rights under the New Note or the exercise of the Warrants.

         K. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

         L. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.


               [intentionally left blank; signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed and delivered as of day and year first above written.


COMPANY:

ALTAIR INTERNATIONAL, INC.


By:
    -------------------------------------------------
Name:
      -----------------------------------------------
Its:
     ------------------------------------------------


BUYER:

DORAL 18, LLC


By:
    -------------------------------------------------
Name:
      -----------------------------------------------
Its:
     ------------------------------------------------

                                    EXHIBIT A


                                EXISTING WARRANTS

         ------------------ ------------------------- -------------------------
         Name of Holder     Date of Issuance          Number of Warrants
         ------------------ ------------------------- -------------------------
         Doral 18, LLC      December 15, 2000         350,000
         ------------------ ------------------------- -------------------------
         Doral 18, LLC      June 7, 2001              150,000
         ------------------ ------------------------- -------------------------
         Doral 18, LLC      June 7, 2001              150,000
         ------------------ ------------------------- -------------------------